UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2015

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K filed on November 16, 2015
Press release dated November 16, 2015

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On November 16, 2015, The Chubb Corporation (“Chubb”) announced that Dino E. Robusto, Executive Vice President of Chubb and President of Commercial and Specialty Lines, will retire from Chubb effective November 30, 2015. Mr. Robusto’s duties at Chubb will be assumed by Paul J. Krump, currently Executive Vice President of Chubb and President of Personal Lines and Claims. A copy of Chubb’s release announcing Mr. Robusto’s retirement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated November 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHUBB CORPORATION

Date:	November 16, 2015	By:	/s/ Maureen A. Brundage
			Name:	Maureen A. Brundage
			Title:	Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

FILED ON NOVEMBER 16, 2015

Exhibit No.	Description

99.1	Press release dated November 16, 2015